EXHIBIT 10.2



                                 REMOTEMDX, INC.

                             SUBSCRIPTION AGREEMENT

         SUBSCRIPTION AGREEMENT (this "Subscription Agreement") made as of this __ day of , 2005 between RemoteMDx, Inc., a corporation organized under the laws of the State of Utah with offices at 5095 West 2100 South, Salt Lake City, Utah 84120 (the "Company"), and the undersigned (the "Subscriber").

         WHEREAS, the Company desires to issue a maximum of $1,000,000 (the "Maximum Offering") of 18% convertible promissory notes (the "Bridge Notes"), substantially in the form attached hereto as Exhibit A, and 1,000,000 shares of common stock of the Company (the "Shares") (the "Offering"), on the terms and conditions set forth herein, and the Subscriber desires to acquire the number of Securities set forth on the signature page hereof;

         WHEREAS, the Bridge Notes may, at the sole discretion of each of the holders of the Bridge Notes, convert into shares of Common Stock of the Company (the "Bridge Shares");

         WHEREAS, the Bridge Shares purchased by the Subscriber pursuant to this Subscription Agreement and the Shares are entitled to registration rights on the terms set forth in this Subscription Agreement;

         WHEREAS, Casimir Capital L.P. is acting as placement agent (the "Placement Agent") for the Offering pursuant to a placement agency agreement (the "Agency Agreement") by and between the Company and the Placement Agent dated __, 2005; and

         WHEREAS,  the  Subscriber  is  delivering   simultaneously  herewith  a
completed confidential investor questionnaire attached hereto as Exhibit B (the "Questionnaire").

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

         I. SUBSCRIPTION FOR SECURITIES AND REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

              1.1 Subscription for Securities. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Securities as is set forth upon the signature page hereof at an aggregate price equal to $[________] and the Company agrees to sell such Securities to the Subscriber for said purchase price, subject to the Company's right, in its sole discretion, and the Placement Agent's right, in its sole discretion, to (a) sell to the Subscriber such lesser number of Securities as they may, in their sole discretion, deem necessary or desirable without any prior notice to or further consent by the Subscriber or
(b) reject this subscription, in whole or in part, at any time prior to a Closing (as defined below) with respect to this subscription. The purchase price

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is payable by certified or bank check made payable to "Signature Bank, as escrow agent for RemoteMDx, Inc." or by wire transfer of funds, contemporaneously with the execution and delivery of this Subscription Agreement. Signature Bank (the "Escrow Agent") shall act as such in accordance with the terms and conditions of an escrow agreement to be entered into by and among the Placement Agent, the Company and the Escrow Agent. The Bridge Notes and Shares shall be delivered by the Company within five (5) business days following the consummation of the Offering as set forth in Article III hereof.

              1.2 Reliance on Exemptions. The Subscriber acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC") or any state agency because it is intended to be a nonpublic offering exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and state securities laws. The Subscriber understands that the Company is relying in part upon the truth and accuracy of, and the Subscriber's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Securities.

              1.3 Investment Purpose. The Subscriber represents that the Securities (defined below) are being purchased for its own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the 1933 Act. The Subscriber agrees that it will not sell or otherwise transfer the Bridge Notes, Bridge Shares, or the Shares (collectively, the "Securities") unless they are registered under the 1933 Act or unless an exemption from such registration is available.

              1.4 Accredited Investor. The Subscriber represents and warrants that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act, as indicated by its responses to the Questionnaire, and that it is able to bear the economic risk of any investment in the Securities. The Subscriber further represents and warrants that the information furnished in the Questionnaire is accurate and complete in all material respects.

              1.5 Risk of Investment. The Subscriber recognizes that the purchase of Securities involves a high degree of risk in that: (a) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (b) transferability of the Securities is limited; and (c) the Company may require substantial additional funds to operate its business and there can be no assurance that the Maximum Offering will be completed. The Subscriber hereby confirms that he or she has read the "Risk Factors" attached hereto as Exhibit C.

              1.6 Prior Investment Experience. The Subscriber acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities and that he recognizes the highly speculative nature of this investment.

              1.7 Information. The Subscriber acknowledges careful review of this Subscription Agreement, and all exhibits, schedules and appendices which are attached hereto (collectively, the "Offering Documents"), and hereby represents that: (i) the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which it has requested; (ii) that the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers of the Company

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concerning  the  terms  and  conditions  of the  Offering,  and  any  additional information which it has requested; and (iii) the Subscriber, if it has requested, has been given the opportunity by the Placement Agent to review the Agency Agreement.

              1.8 No Representations. The Subscriber hereby represents that, except as expressly set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company, including the Placement Agent, and in entering into this transaction the Subscriber is not relying on any information other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

              1.9 Tax Consequences. The Subscriber acknowledges that the Offering may involve tax consequences and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Securities.

              1.10 Transfer or Resale. The Subscriber acknowledges that there is no public market for any of the Company's securities. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the securities comprising the Securities under the 1933 Act, with the exception of certain registration rights covering the resale of the Bridge Shares purchased by the Subscriber pursuant to this Subscription Agreement and the Shares set forth in Article IV herein. The Subscriber consents that the Company may, if it desires, permit the transfer of the Securities out of the Subscriber's name only when the Subscriber's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the 1933 Act or any applicable state "blue sky" laws.

              1.11 Placement Agent. The Subscriber agrees that neither the Placement Agent nor any of its directors, officers, employees or agents shall be liable to any Subscriber for any action taken or omitted to be taken by it in connection therewith, except for willful misconduct or gross negligence.

              1.12 Legends. The Subscriber understands that the certificates representing the Securities, until such time as they have been registered under the 1933 Act, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

                     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE


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                     SECURITIES  LAWS,  OR  (B)  AN  OPINION  OF  COUNSEL,  IN A
                     REASONABLY   ACCEPTABLE  FORM,  THAT  REGISTRATION  IS  NOT
                     REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

              The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Registrable Security (as defined herein) upon which it is stamped, if (a) such Registrable Securities are being sold pursuant to a registration statement under the 1933 Act, (b) such holder delivers to the Company an opinion of counsel, in a reasonably acceptable form, to the Company that a disposition of the Registrable Securities is being made pursuant to an exemption from such registration, or (c) such holder provides the Company with reasonable assurance that a disposition of the Registrable Securities may be made pursuant to the Rule without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

              1.13 No General Solicitation. The Subscriber represents that the Subscriber was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and
(b) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

              1.14 Validity; Enforcement. If the Subscriber is a corporation, partnership, trust or other entity, the Subscriber represents and warrants that:
(a) it is authorized and otherwise duly qualified to purchase and hold the Securities; and (b) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned. If the Subscriber is an individual, the Subscriber represents and warrants that this Subscription Agreement has been duly and validly executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

              1.15 Address. The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber at the end of this Subscription Agreement is the undersigned's principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

              1.16 Foreign Subscriber.  If the Subscriber is not a United States
person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities comprising the Securities or any use of this Subscription Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Securities; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities comprising the Securities. Such Subscriber's subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

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              1.17 NASD  Member.  The  Subscriber  acknowledges  that if it is a
Registered Representative of a NASD member firm, the Subscriber must give such firm notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

              1.18 Entity Representation. If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (a) it was not formed for the purpose of investing in the Company; (b) it is authorized and otherwise duly qualified to purchase and hold the Securities; and (c) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

         II. REPRESENTATIONS BY THE COMPANY

         The Company represents and warrants to the Subscriber, except as set forth in the disclosure schedules attached hereto:

              2.1 Organization and Qualification. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction in which it is organized, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Subscription Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company, or on the transactions contemplated hereby, or by the other Offering Documents or the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Offering Documents. The Company does not have any subsidiaries other than as set forth on Schedule 2.1 attached hereto.

              2.2 Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Subscription Agreement and the other Offering Documents, to perform its obligations under the Offering Documents, and to issue the Securities in accordance with the terms of the Offering Documents. When executed and delivered by the Company, the execution and delivery of the Offering Documents by the Company and the consummation by the Company of the transactions contemplated by the Offering Documents, including without limitation the issuance of the Securities, will have been duly authorized by the Company's board of directors and no further consent or authorization is required from the Company's board of directors or its stockholders.

              2.3 Issuance of Securities. The issuance, sale and delivery of the Securities have been duly authorized by all requisite corporate action by the Company and, upon issuance in accordance with the Offering Documents, shall be
(a) duly authorized, validly issued, fully paid and non-assessable, and (b) free from all taxes, liens and charges with respect to the issue thereof.

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              2.4 No Conflicts.  The execution,  delivery and performance of the
Offering Documents by the Company and the consummation by the Company of the transactions contemplated therein, will not (a) result in a violation of the
Company's  Certificate  of  Incorporation,   any  certificate  of  designations,
preferences and rights of any outstanding series of preferred stock of the Company, or the Company's bylaws, (b) conflict with, or constitute a default or an event which with notice or lapse of time or both would become a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, lease, license or instrument, or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected.

              2.5 Financial Statements. As of their respective dates, the financial statements of the Company attached hereto as Schedule 2.5 complied as to form in all material respects with applicable accounting requirements. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except
(a) as may be otherwise indicated in such financial statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments that will not be material).

              2.6 Absence of Litigation. Except as set forth on Schedule 2.6 attached hereto, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body, or arbitrator pending or, to the knowledge of the Company, threatened against the Company or any of the Company's officers or directors in their capacities as such which would have a Material Adverse Effect.

              2.7 Securities Law Compliance. The offer, offer for sale, and sale of the Securities have not been registered with the SEC. The Securities are to be offered for sale and sold in reliance upon the exemptions from the registration requirements of Section 5 of the 1933 Act. The Company will conduct the Offering in compliance with the requirements of Regulation D under the 1933 Act.

              2.8 Disclosure. None of the representations and warranties of the Company appearing in this Subscription Agreement or any information appearing in any of the Offering Documents, when considered together as a whole, contains, or on any Closing Date (as defined in Section 3.1 below) will contain, any untrue statement of a material fact or omits, or on any Closing Date will omit, to state any material fact required to be stated herein or therein in order for the statements herein or therein, in light of the circumstances under which they were made, not to be misleading.

         III. TERMS OF SUBSCRIPTION

              3.1 Offering Period. The subscription period will begin as of June __, 2005 and will terminate at 11:59 PM New York time on October 31, 2005, unless extended by mutual agreement of the Company and the Placement Agent for up to an additional 60 days (the "Termination Date"). Provided that all

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conditions to closing set forth in the Agency  Agreement  have been satisfied or waived, and neither the Company nor the Placement Agent have notified the other that they do not intend to effect a closing of the Offering (a "Closing"), a Closing shall take place at the offices of counsel to the Placement Agent, Sichenzia Ross Friedman ference LLP, 1065 Avenue of the Americas Avenue, New York, New York 10018 (but in no event later than three days following the Termination Date, which closing date may be accelerated or adjourned by agreement between the Company and the Placement Agent). At the Closing, payment for the Securities to be issued and sold by the Company shall be made against issuance and delivery of the Bridge Notes and Shares comprising such Securities. In addition, subsequent closings of the Offering (if applicable) may be scheduled at the discretion of the Company and Placement Agent, each of which shall be deemed a "Closing" hereunder. The date of the last closing of the Offering is hereinafter referred to as the "Final Closing" and the date of any Closing hereunder is hereinafter referred to as a "Closing Date."

              3.2 Expenses; Fees. Simultaneously with payment for and delivery of the Securities at each Closing of the Offering, the Company shall pay to the Placement Agent (i) a placement fee equal to ten percent (10%) of the aggregate gross proceeds in each Closing. The Placement Agent will also receive a non-accountable expense allowance equal to 3% of the aggregate gross proceeds in each Closing (the "Agent's Expense Allowance"). The Company has also agreed to issue to the Placement Agent an aggregate of 250,000 shares of common stock for the successful completion of the entire Offering, such shares to be issued on a pro-rata basis based upon the aggregate gross proceeds in each Closing.

              In addition, in connection with the Offering, the Company and the Placement Agent have agreed to enter into a Financial Advisory Agreement ("Financial Advisory Agreement") pursuant to which the Company shall engage the Placement Agent as its exclusive financial advisor with respect to financial and strategic advisory services as may, from time to time, reasonably be required by the Company, including the finding, structuring and/or negotiation of mergers, acquisitions, joint ventures, product or technology licensing arrangements, product or service sales, and such other corporate development and corporate finance services. The Company shall pay the Placement Agent an advisory fee equal to $120,000 for a period of twelve (12) months commencing on the date of such Financial Advisory Agreement ("Consultancy Period") and shall issue to Casimir 250,000 shares of Common Stock. $30,000 of such fees shall be paid and the shares shall be issued upon the Closing of an aggregate of $500,000. The remaining cash fees shall be paid on a monthly basis at the rate of $10,000 per month.

              3.3 Escrow. Pending the sale of the Securities, all funds paid hereunder shall be deposited by the Company in escrow with the Escrow Agent. If the Company shall not have completed a Closing on or before the Termination Date, then this subscription shall be void and all funds paid hereunder by the Subscriber, without interest, shall be promptly returned to the Subscriber, subject to Section 3.5 hereof.


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              3.4 Certificates. The Subscriber hereby authorizes and directs the
Company, at each Closing, to deliver the Shares to be issued to such Subscriber pursuant to this Subscription Agreement either (a) to the Subscriber's address indicated in the Questionnaire, or (b) directly to the Subscriber's account maintained with the Placement Agent, if any.

              3.5 Return of Funds. The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.

         IV. REGISTRATION RIGHTS

              4.1 Mandatory Registration.

                     (a) Filing of Form SB-2 Registration Statements. Subject to the terms and conditions of this Agreement, the Company shall file with the SEC within thirty (30) days following the earlier of the closing of the offering or the Termination Date, a registration statement on Form SB-2 under the Securities Act (the "Registration Statement") for the registration of the resale by the Holder of the Bridge Shares and the Shares (collectively, including any shares of Common Stock issued or issuable thereon upon any stock split, stock combination, stock dividend or the like or as a result of any anti-dilution adjustments under the Bridge Notes or the Shares, but excluding any Securities that a Subscriber is permitted to transfer under Rule 144(k) of the 1933 Act, the "Registrable Securities")

                     (b) Effectiveness of the Registration Statement. The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC by no later than one hundred and fifty (150) days after the earlier of (i) the closing of the offering or (ii) the termination date, and to insure that the Registration Statement remains in effect for the period specified in Section 4.3(a), subject to the terms and conditions of this Agreement.

                     (c) Failure to File or Obtain Effectiveness of Registration Statements. In the event the Company fails for any reason to file or to obtain the effectiveness of a Registration Statement within the time periods set forth in Sections 1(a) and 1(b), then the Company will make pro rata payments to the Holder, as liquidated damages and not as a penalty, in an amount equal to 2.0% of the aggregate amount invested by the Holder for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been filed or decaled effective. Such payments shall be in partial compensation to the Holder, and shall not constitute the Holder's exclusive remedy for such events. Such payments shall be made to each Investor in cash.

                     (d) The parties hereto acknowledge and agree that the sums payable under Sections 1(c) or 1(d) above shall constitute liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such Sections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of a Registration Statement, (c) one of the reasons

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for the parties reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (d) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

              4.2. Cooperation with Company. The Holder will cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.

              4.3 Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Securities under the 1933 Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

                     a. prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement and shall use its best efforts to cause such registration statement to become effective and remain effective until earlier of (i) two years from the date of issuance of the Registrable Securities, (ii) the date that none of the Registrable Securities are or may become issued and outstanding, (iii) the date that all of the Registrable Securities have been sold, (iv) the date the investors in the Offering receive an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the investors in the Offering, that the securities may be sold under the provisions of Rule 144 without limitation as to volume, or (v) all Registrable Securities have been otherwise transferred to persons who may trade such shares without restriction under the Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

                     b. prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 of the Commission);

                     c. furnish to the Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the 1933 Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

                     d. use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

                     e. use its best efforts to list such securities on any securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

                     f. enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

                     g. notify the Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                     h. furnish, at the request of the Holder on the date such Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date the registration statement with respect to such Registrable Securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and to the Holder making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the Holder of such Registrable Securities may reasonably request and are customarily included in such an opinion and (ii) letters, dated, respectively, (1) the effective date of the registration statement and (2) the date such Registrable Securities are delivered to the underwriters, if any, for sale pursuant to such registration from a firm of independent certified public accountants of recognized standing selected by the Company, addressed to the underwriters, if any, and to the Holder making such request, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as the Holder of such Registrable Securities may reasonably request and are customarily included in such letters.

              4.3 Expenses. All expenses incurred in any registration of the Holder's Registrable Securities under this Agreement shall be paid by the
Company, including, without limitation, printing expenses, fees and disbursements of counsel for the Company, expenses of any audits to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration, all registration and filing fees for the Holder's Registrable Securities under federal and State securities laws, and expenses of complying with the securities or blue sky laws of any jurisdictions; provided, however, the Company shall not be liable for (a) any discounts or commissions to any underwriter; (b) any stock transfer taxes incurred with respect to Registrable Securities sold in the Offering or (c) the fees and expenses of counsel for any Holder, provided that the Company will pay the costs and expenses of Company counsel when the Company's counsel is representing any or all selling security holders

         4.4 Indemnification.

              (a) The Company will indemnify and hold harmless each Subscriber of Registrable Securities that are included in a registration statement pursuant to the provisions of Sections 4.1 hereof, its directors and officers, and any underwriter (as defined in the 1933 Act) for such Subscriber and each person, if any, who controls such Subscriber or such underwriter within the meaning of the 1933 Act, from and against, and will reimburse such Subscriber and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Subscriber or any such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of such Subscriber, such underwriter or such controlling person in writing specifically for use in the preparation thereof. Notwithstanding anything to the contrary contained herein, the Company shall not be required to indemnify or hold harmless any such person with respect to any such loss, damage, liability, cost or expense arising out of or based upon (A) (i) any failure by such person to give any purchaser of Registrable Securities at or prior to the written confirmation of such sale, a copy of the most recent prospectus, (ii) any prospectus used after such time as the Company advised such person that the filing of a post effective amendment or supplement thereto was required, except the prospectus as so amended or supplemented, or
(iii) any prospectus used after such time as the Company's obligation to keep the Registration Statement effective and current has expired or been suspended hereunder, provided, that the Company has so advised such person; (B) shall not apply to amounts paid in settlement of any claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (C) with respect to any preliminary prospectus, shall not inure to the benefit of any such person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to the terms of this Agreement, and such person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a claim and such person, notwithstanding such advice, used it.

              (b) Each holder of Registrable Securities that are included in a registration statement pursuant to the provisions of Section 4.1 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the 1933 Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof.

              (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 4.4 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph
(a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise under this Section except to the extent the defense of the claim is prejudiced. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations, represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties; provided that there shall be no more than one such separate counsel. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has, in its sole discretion, authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

         V. MISCELLANEOUS

              5.1 Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                           If to the Company:

                                    RemoteMDx, Inc.
                                    5095 West 2100 South
                                    Salt Lake City, Utah 84120
                                    Phone: 801-908-7766
                                    Fax:
                                    Attention:

                           With a copy to:

                                    ---------------
                                    ---------------
                                    ---------------
                                    ---------------
                                    Phone:
                                    Fax:
                                    Attention:

              If to the Subscriber, to its address and facsimile number set forth at the end of this Subscription Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change. Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

              5.2  Entire  Agreement;  Amendment.  This  Subscription  Agreement
supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Subscription Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and the holders of at least a majority of the Securities then outstanding (determined on an as converted to Common Stock basis) (or if prior to the Closing, the Subscribers purchasing at least a majority of the Securities to be purchased at the Closing). No such amendment shall be effective to the extent that it applies to less than all of the holders of the Securities then outstanding.

              5.3 Severability. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

              5.4 Governing Law; Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and Federal courts sitting in the Southern District of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Subscription Agreement or any transaction contemplated hereby.

              5.5 Headings.  The headings of this Subscription Agreement are for
convenience   of   reference   and  shall  not  form  part  of,  or  affect  the
interpretation of, this Subscription Agreement.

              5.6 Successors And Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Subscription Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority the Securities then outstanding, except by merger or consolidation. The Subscriber shall not assign its rights hereunder without the consent of the Company, which consent shall not be unreasonably withheld.

              5.7 No Third Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

              5.8 Survival. The representations and warranties of the Company and the Subscriber contained in Articles I and II and the agreements set forth this Article V shall survive the Final Closing for a period of two years.

              5.9 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

              5.10 No Strict Construction. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

              5.11 Legal Representation.  The Subscriber  acknowledges that: (a)
it has  read  this  Subscription  Agreement  and  the  exhibits  hereto;  (b) it understands that the Company has been represented in the preparation, negotiation, and execution of this Subscription Agreement by __________________, counsel to the Company; (c) it understands that the Placement Agent has been represented by Sichenzia Ross Friedman Ference LLP, counsel to the Placement Agent, and that such counsel has not represented and is not representing the Subscriber; (d) it has either been represented in the preparation, negotiation, and execution of this Subscription Agreement by legal counsel of its own choice, or has chosen to forego such representation by legal counsel after being advised to seek such legal representation; and (e) it understands the terms and consequences of this Subscription Agreement and is fully aware of its legal and binding effect.

              5.12 Expenses of Enforcement. The Company shall pay all fees and expenses (including reasonable fees and expenses of counsel and other professionals) incurred by the Subscriber or any successor holder of Securities in enforcing any of its rights and remedies under this Subscription Agreement.

              5.13 Confidentiality. The Subscriber acknowledges that the information contained in the Offering Documents is of a confidential nature and that the Subscriber shall treat it in a confidential manner, and that it will not, directly or indirectly, disclose or permit, if applicable, its affiliates or representatives to disclose any of such information to any other person or e-mail or reproduce any of the Offering Documents, or to make accessible to anyone, the confidential information concerning or relating to the business or financial affairs of the Company contained in the Offering Documents to which it has become privy by reason of this Subscription Agreement until such information has been publicly disclosed by the Company, in whole or in part without the prior written consent of the Company, provided, however, such confidential information shall not include any information already available to or in the possession of Subscriber prior to the date of its disclosure to Subscriber by the Company, any information generally available to the public, or any information which becomes available to Subscriber on a non-confidential basis from a third party who is not bound by a confidentiality obligation to the Company; and provided further, that such confidential information may be disclosed (i) to Subscriber's partners, employees, agents, advisors and representatives in connection with its subscription hereunder, who shall be informed of the confidential nature of the information and that such information is subject to a confidentiality agreement; (ii) to any person with the written consent of the Company; or (iii) if, upon the advice of counsel, Subscriber is compelled to disclose such information, provided that the Company is advised of such proposed disclosure as soon as practicable following the request for such disclosure. The Subscriber further acknowledges that its confidentiality and other obligations shall apply to any confidential information relating to the Company or the Securities which is provided to the Subscriber subsequent to the delivery of the Offering Documents.

              5.14 Counterparts. This Subscription Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

         IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

 --------------------------------------    ------------------------------------

 Signature of Subscriber                   Signature of Co-Subscriber
 --------------------------------------    ------------------------------------

 Name of Subscriber                        Name of Co-Subscriber
 [please print]                            [please print]
 --------------------------------------    ------------------------------------

 Address of Subscriber                     Address of Co-Subscriber
 --------------------------------------    ------------------------------------

 Social Security or Taxpayer               Social Security or Taxpayer
 Identification  Number of Subscriber      Identification Number of
                                           Co-Subscriber
---------------------------------------    ------------------------------------


 --------------------------------------

 Dollar Amount of Securities Subscribed For


         *If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:


         The undersigned NASD member firm  acknowledges  receipt of Subscription
Accepted: the notice required by Rule 3040 of the NASD Conduct Rules.


                                    REMOTEMDX, INC.
 ---------------------------------

 Name of NASD Member                By:___________________________________

                                    Name:
                                    Title:


 By:______________________________  ______________________________________

 Authorized Officer Accepted        Dollar Amount of Subscription Accepted

                                    EXHIBIT A
                               FORM OF BRIDGE NOTE

                                    EXHIBIT B

                             INVESTOR QUESTIONNAIRE

                                    EXHIBIT C

                                  RISK FACTORS

         Investment in the Bridge Notes and Shares involves a high degree of risk and should be regarded as speculative. As a result, the purchase of the Bridge Notes and Shares should be considered only by persons who can afford a loss of their entire investment. Prospective investors should carefully consider the following risk factors before purchasing the Bridge Notes and Shares offered hereby.

         The financial statements contained in our annual report on Form 10-KSB for the year ended September 30, 2004 have been prepared on the basis that we will continue as a going concern, notwithstanding the fact that our financial performance and condition during the past few years raise substantial doubt as to our ability to do so. There is no assurance we will ever be profitable.

         In fiscal year 2004, we incurred a net loss of $6,406,711, negative cash flow from operating activities of $2,071,052, and an accumulated deficit of $69,480,005.

         These factors, as well as the risk factors set out below raise substantial doubt about our ability to continue as a going concern. The financial statements and the report of our accountants included in this report do not include any adjustments that might result from the outcome of this uncertainty. Our plans with respect to this uncertainty include the conversion of a significant portion of our outstanding debt and other obligations, as well as raising capital from the sale of our securities. There can be no assurance that the debt holders will be willing to convert the debt obligations to equity securities or that the Company will be successful in raising additional capital from the sale of equity or debt securities. If the Company is unable to obtain additional financing, it will be unable to continue the development of its products and may have to cease operations.

         As a result of our increased focus on a new business market our business is subject to many of the risks of a new or start-up venture.

         The change in our business goals and strategy subjects us to the risks and uncertainties usually associated with start-ups. Our business plan involves risks, uncertainties and difficulties frequently encountered by companies in their early stages of development. If we are to be successful in this new business direction, we must accomplish the following, among other things:

         o Develop and introduce functional and attractive product and service offerings;

         o    Increase awareness of our brand and develop consumer loyalty;

         o    Respond to competitive and technological developments;

         o    Build an operational structure to support our business; and

         o    Attract, retain and motivate qualified personnel.

         If we fail to achieve these goals, that failure would have a material adverse effect on our business, prospects, financial condition and operating results. Because the market for our new product and service offerings is new and evolving, it is difficult to predict with any certainty the size of this market and its growth rate, if any. There is no assurance that a market for these products or services will ever develop or that demand for our products and services will emerge or be sustainable. If the market fails to develop, develops more slowly than expected or becomes saturated with competitors, our business, financial condition and operating results would be materially adversely affected.

         Our management group owns or controls a significant number of our outstanding shares.

         Certain of our directors, executives and principal shareholders or persons associated with them beneficially own approximately 22.8% of our outstanding common stock. In addition, these individuals are the beneficial owners of preferred stock convertible into a significant number of shares of common stock. As a result, these persons have the ability, acting as a group, to effectively control our affairs and business, including the election of our directors and, subject to certain limitations, approval or preclusion of fundamental corporate transactions. This concentration of ownership may also have the effect of delaying or preventing a change of control or making other transactions more difficult or impossible without their support. See Item 9 "Directors, Executive Officers, Promoters and Control Persons; Compliance with
Section 16(a) of the Exchange Act," and Item 11 "Security Ownership of Certain Beneficial Owners and Management."

         There is no certainty that the market will accept our new products and services.

         Our targeted markets may never accept our new products or services. Insurance companies, physicians, nurses, patients and consumers may not use our products unless they determine, based on experience, clinical data, advertising or other factors, that those products are a preferable alternative to currently available methods of diagnosis. In addition, decisions to adopt new medical devices can be influenced by government administrators, regulatory factors, and other factors largely outside our control. No assurance can be given that key decision-makers or third party payors will accept our new products, which could have a material adverse effect on our business, financial condition and results of operations.

         Our relationship with our majority shareholders presents potential conflicts of interest, which may result in decisions that favor them over our other shareholders.

         Our principal beneficial owners, David Derrick and James J. Dalton, provide management and financial services and assistance to the Company. Substantially all of our financing over the past twelve months has come from entities affiliated with these two shareholders and directors, who also serve as executive officers of the Company. When their personal investment interests diverge from our interests, they and their affiliates may exercise their influence in their own best interests. Some decisions concerning our operations or finances may present conflicts of interest between us and these shareholders and their affiliated entities.

         During the two most recent fiscal years we have been dependent upon certain major customers, the loss of which would adversely affect our results of operations and business condition. Certain of these customers now purchase product from distributors owned and controlled by our former executives and consultants, which will reduce our revenues in future operating periods.

         During fiscal year 2004, two customers accounted for more than 10% of sales. Fisher Scientific accounted for approximately 13% ($163,395) of sales and MDC accounted for approximately 14% ($170,000). The loss of one or more of these customers would result in lower revenues and limit the cash available to grow our business and to achieve profitability. We have no arrangements or contracts with these customers that would require them to purchase a specific amount of product from us.

         The Company purchases a significant amount of inventory of consumer electronics products annually from a single supplier under an agreement that expires next year. The Company also relies on significant suppliers for other key products and cellular access. If the Company does not renew these agreements when they expire it may not continue to have access to these suppliers' products or services at favorable prices or in volumes as it has in the past, which would reduce revenues and could adversely affect results of operations or financial condition.

         Under our agreement with Matsushita Electric Works, Ltd. ("MEW"), the Company purchases most of its mobile and cellular device products from MEW. During the fall of 2001, the Company entered into a cellular switching access agreement under which it purchases substantially all of its cellular access requirements. That agreement expired in 2004. However the Company has entered into an agreement with a national cellular access company for these services. If any of these significant suppliers were to cease providing product or services to us, we would be required to seek alternative sources. There is no assurance that alternate sources could be located or that the delay or additional expense associated with locating alternative sources for these products or services would not materially and adversely affect our business and financial condition.

         Our proposed business plan subjects our research, development and ultimate marketing activities to current and possibly to future government regulation. The cost of compliance or the failure to comply with this regulation could adversely affect our business, results of operations and financial condition.

         The products we currently distribute and sell are not subject to specific approvals from any governmental agency, although our products using cellular and GPS products must be manufactured in compliance with applicable rules and regulations of the Federal Communications Commission. Under our new business plan we are developing and intend to market medical devices that are or that may become regulated by a number of governmental agencies, including the United States Food and Drug Administration ("FDA"). The FDA requires governmental clearance of all medical devices and drugs before they can be marketed in the United States. Similar approvals are required from other regulatory agencies in most foreign countries. The regulatory processes established by these government agencies are lengthy, expensive, and uncertain and may require extensive and expensive clinical trials. There can be no assurance that any future products developed by us that are subject to the FDA's authority will prove to be safe and effective and meet all of the applicable regulatory requirements necessary to be marketed. The results of testing activities could be susceptible to varied interpretations that could delay, limit or prevent required regulatory approvals. In addition, we may encounter delays or denials of approval based on a number of factors, including future legislation, administrative action or changes in FDA policy made during the period of product development and FDA regulatory review. We may encounter similar delays in foreign countries. Furthermore, approval may entail ongoing requirements for, among other things, post-marketing studies. Even if we obtain regulatory approval of a marketed product, our manufacturer and its manufacturing facility are subject to on-going regulation and inspections. Discovery of previously unknown problems with a product, manufacturer or facility could result in FDA sanctions, restrictions on a product or manufacturer, or an order to withdraw and/or recall a specific product from the market. There can also be no assurance that changes in the legal or regulatory framework or other subsequent developments will not result in limitation, suspension or revocation of regulatory approvals granted to us. Any such events, were they to occur, could have a material adverse effect on our business, financial condition and results of operations.

         We may also be required to comply with FDA regulations for manufacturing practices, which mandate procedures for extensive control and documentation of product design, control and validation of the manufacturing process and overall product quality. Foreign regulatory agencies have similar manufacturing standards. Any third parties manufacturing our products or supplying materials or components for such products may also be subject to these manufacturing practices and mandatory procedures. If we, our management or our third party manufacturers fail to comply with applicable regulations regarding these manufacturing practices, we could be subject to a number of sanctions, including fines, injunctions, civil penalties, delays, suspensions or withdrawals of market approval, seizures or recalls of product, operating restrictions and, in some cases, criminal prosecutions.

         Our products and related manufacturing operations may also be subject to regulation, inspection and licensing by other governmental agencies, including the Occupational Health and Safety Administration.

         We face intense competition, including competition from entities that are more established and have greater financial resources than we do, which may make it difficult for us to establish and maintain a viable market presence.

         Our current and expected markets are rapidly changing. Existing products and services and emerging products and services will compete directly with the products we are seeking to develop and market. Our technology will compete directly with other technology, and, although we believe our technology has or will have advantages over these competing systems, there can be no assurance that our technology will have advantages that are significant enough to cause users to adopt its use. Competition is expected to increase.

         Many of the companies currently in the remote medical monitoring and diagnostic market may have significantly greater financial resources and expertise in research and development, marketing, manufacturing, pre-clinical and clinical testing, obtaining regulatory approvals, and marketing than those available to us. Smaller companies may also prove to be significant competitors, particularly through collaborative arrangements with large third parties. Academic institutions, governmental agencies, and public and private research organizations also conduct research, seek patent protection, and establish collaborative arrangements for product and clinical development and marketing in the medical diagnostic arena. Many of these competitors have products or techniques approved or in development and operate large, well-funded research and development programs in the field. Moreover, these companies and institutions may be in the process of developing technology that could be developed more quickly or be ultimately more effective than our planned products.

         We face competition based on product efficacy, the timing and scope of regulatory approvals, availability of supply, marketing and sales capability, reimbursement coverage, price and patent position. There can be no assurance that our competitors will not develop more effective or more affordable products, or achieve earlier patent protection or product commercialization.

         Our business plan is subject to the risks of technological uncertainty, which may result in our products failing to be competitive or readily accepted by our target markets.

         We may not realize revenues from the sale of any of our new products or services for several years, if at all. Some of the products we are currently evaluating likely will require further research and development efforts before they can be commercialized. There can be no assurance that our research and development efforts will be successful or that we will be successful in developing any commercially successful products. In addition, the technology which we integrate or that we may expect to integrate with our product and service offerings, is rapidly changing and developing. We face risks associated with the possibility that our technology may not function as intended and the possible obsolescence of our technology and the risks of delay in the further development of our own technologies. Cellular coverage is not uniform throughout our current and targeted markets and GPS technology depends upon "line-of-sight" access to satellite signals used to locate the user. This limits the effectiveness of GPS if the user is in the lower floors of a tall building, underground or otherwise located where the signals have difficulty penetrating. Other difficulties and uncertainties normally associated with new industries or the application of new technologies in new or existing industries also threaten our business, including the possible lack of consumer acceptance, difficulty in obtaining financing for untested technologies, increasing competition from larger well-funded competitors, advances in competing or other technologies, and changes in laws and regulations affecting the development, marketing or use of our new products and related services.

         We are dependent upon our strategic alliances, the loss of which would limit our success.

         Our strategy for the identification, development, testing, manufacture, marketing and commercialization of our products and services includes, entering into various collaborations through corporate alliances. We have entered into collaborative relationships with a significant engineering and product commercialization firm and a multi-national manufacturing corporation, and we believe that these relationships provide us with strong strategic alliances for the design and engineering of our products. MEW, our manufacturing partner, is a large Japanese multinational with significant operations and holdings in several industries, including electronics. There can be no assurance, however, that these relationships will succeed or that we will be able to negotiate strategic alliances with other parties on acceptable terms, if at all, or that any of these collaborative arrangements will be successful. To the extent we choose or are unable to establish or continue such arrangements we could experience increased capital requirements as a result of undertaking such activities. In addition, we may encounter significant delays in introducing products currently under development into the marketplace or find that the development, manufacture or sale of our proposed products are adversely affected by the absence of successful collaborative agreements.

         We have a history of losses and anticipate significant future losses and may be unable to project our revenues and expenses accurately.

         As a development stage company, we expect to incur net operating losses and negative cash flows for the foreseeable future. We will incur significant expenses associated with the development and deployment of our new products and promoting our brand. We intend to enter into additional arrangements through current and future strategic alliances that may require us to pay consideration in various forms and in amounts that may significantly exceed current estimates and expectations. We may also be required to offer promotional packages of hardware and software to end-users at subsidized prices in order to promote our brand, products and services. These guaranteed payments, promotions and other arrangements would result in significant expense. If we do achieve profitability, we cannot be certain that we will be able to sustain or increase profitability in the future. In addition, because of our limited operating history in our newly targeted markets, we may be unable to project revenues or expenses with any degree of certainty. We expect expenses to increase significantly in the future as we continue to incur significant sales and marketing, product development and administrative expenses. We cannot guarantee that we will be able to generate sufficient revenues to offset operating expenses or the costs of the promotional packages or subsidies described above, or that we will be able to achieve or maintain profitability. If revenues fall short of projections, our business, financial condition and operating results would be materially adversely affected.

         Our business plan anticipates significant growth through sales and acquisitions; to manage the expected growth we will require capital and there is no assurance we will be successful in obtaining necessary additional funding.

         If we are successful in implementing our business plan, we may be required to raise additional capital to manage anticipated growth. Our actual capital requirements will depend on many factors, including but not limited to, the costs and timing of our ongoing development activities, the number and type of clinical or other tests we may be required to conduct in seeking government or agency approval of these products, the success of our development efforts, the cost and timing of establishing or expanding our sales, marketing and manufacturing activities, the extent to which our products gain market acceptance, our ability to establish and maintain collaborative relationships, competing technological and market developments, the progress of our commercialization efforts and the commercialization efforts of our marketing alliances, the costs involved in preparing, filing, prosecuting, maintaining and enforcing and defending patent claims and other intellectual property rights, developments related to regulatory issues, and other factors, including many that are outside our control. To satisfy our capital requirements, we may seek to raise funds through public or private financings, collaborative relationships or other arrangements. Any arrangement that includes the issuance of equity securities or securities convertible into our equity securities may be dilutive to shareholders (including the purchasers of the shares), and debt financing, if available, may involve significant restrictive covenants that limit our ability to raise capital in other transactions. Collaborative arrangements, if necessary to raise additional funds, may require that we relinquish or encumber our rights to certain of our technologies, products or marketing territories. Any inability or failure to raise capital when needed could also have a material adverse effect on our business, financial condition and results of operations. There can be no assurance that any such financing, if required, will be available on terms satisfactory to us, if at all.

         We currently lack experienced sales and marketing capability for all of our product and service lines.

         We currently have limited staff with experience in sales, marketing or distribution in our intended markets. We will be required to develop a marketing and sales force with technical expertise and with supporting distribution capability. Alternatively, we may obtain the assistance of other companies with established distribution and sales forces, in which case we would be required to enter into agreements regarding the use and maintenance of these distribution systems and sales forces. There can be no assurance that we will be able to establish in-house sales and distribution capabilities, or that we will be successful in gaining market acceptance for our products through the use of third parties. There can be no assurance that we will be able to recruit, train and maintain successfully the necessary sales and marketing personnel, or that the efforts of such personnel will be successful.

         Our products are subject to the risks and uncertainties associated with the protection of intellectual property and related proprietary rights.

         We believe that our success depends in part on our ability to obtain and enforce patents, maintain trade secrets and operate without infringing on the proprietary rights of others in the United States and in other countries. We have applied for several patents and those applications are awaiting action by the Patent Office. There is no assurance those patents will issue or that when they do issue they will include all of the claims currently included in the applications. Even if they do issue, those new patents and our existing patents must be protected against possible infringement. The enforcement of patent rights can be uncertain and involve complex legal and factual questions. The scope and enforceability of patent claims are not systematically predictable with absolute accuracy.

         The strength of our own patent rights depends, in part, upon the breadth and scope of protection provided by the patent and the validity of our patents, if any. Our inability to obtain or to maintain patents on our key products could adversely affect our business. We own five patents and have filed and intend to file additional patent applications in the United States and in key foreign jurisdictions relating to our technologies, improvements to those technologies and for specific products we may develop. There can be no assurance that patents will issue on any of these applications or that, if issued, any patents will not be challenged, invalidated or circumvented. The prosecution of patent applications and the enforcement of patent rights are expensive, and the expense may adversely affect our profitability and the results of our operations. In addition, there can be no assurance that the rights afforded by any patents will guarantee proprietary protection or competitive advantage.

         Our success will also depend, in part, on our ability to avoid infringing the patent rights of others. We must also avoid any material breach of technology licenses we may enter into with respect to our new products and services. Existing patent and license rights may require us to alter the designs of our products or processes, obtain licenses or cease certain activities. In addition, if patents have been issued to others that contain competitive or conflicting claims and such claims are ultimately determined to be valid and superior to our own, we may be required to obtain licenses to those patents or to develop or obtain alternative technology. If any licenses are required, there can be no assurance that we will be able to obtain any necessary licenses on commercially favorable terms, if at all. Any breach of an existing license or failure to obtain a license to any technology that may be necessary in order to commercialize our products may have a material adverse impact on our business, results of operations and financial condition. Litigation that could result in substantial costs may also be necessary to enforce patents licensed or issued to us or to determine the scope or validity of third party proprietary rights. If our competitors prepare and file patent applications in the United States that claim technology also claimed by us, we may have to participate in proceedings declared by the U.S. Patent and Trademark Office to determine priority of invention, which could result in substantial costs, even if we eventually prevail. An adverse outcome could subject us to significant liabilities to third parties, require disputed rights to be licensed from third parties or require that we cease using such technology.

         We rely on trade secrets laws to protect portions of our technology for which patent protection has not yet been pursued or is not believed to be appropriate or obtainable. These laws may protect us against the unlawful or unpermitted disclosure of any information of a confidential and proprietary nature, including but not limited to our know-how, trade secrets, methods of operation, names and information relating to vendors or suppliers and customer names and addresses.

         We intend to protect this unpatentable and unpatented proprietary technology and processes, in addition to other confidential and proprietary information in part, by entering into confidentiality agreements with employees, collaborative partners, consultants and certain contractors. There can be no assurance that these agreements will not be breached, that we will have adequate remedies for any breach, or that our trade secrets and other confidential and proprietary information will not otherwise become known or be independently discovered or reverse-engineered by competitors.

         The existence of certain anti-dilution rights applicable to our Series B Preferred Stock might result in increased dilution if we were to offer and sell shares of common stock at prices below the conversion rate of $3.00 per common share unless those rights are waived.

         The investors in our Series B preferred stock and MEW have the right to an automatic adjustment of the conversion price of the Series B preferred shares held by them in the event we were to sell shares of common stock at a price below the original conversion price of $3.00 per share. We have issued shares and options to purchase shares to certain creditors to convert debt to equity at prices that are below the $3.00 conversion price. Certain holders of the Series B preferred stock, including MEW, have waived their right to receive the adjustment for such issuances through December 11, 2003, but there is no assurance that any holder of Series B preferred stock will waive those rights as to subsequent to December 11, 2003 issuances. MEW's right expired in April 2004. Any increase in the number of shares of common stock issued upon conversion of Series B preferred shares would compound the risks of dilution to existing shareholders.

         The obligation to issue shares of common stock upon the exercise of outstanding options and warrants or upon conversion of outstanding shares of preferred stock increases the potential for short sales.

         Downward pressure on the market price of our common stock that likely would result from sales of common stock issued on conversion of the preferred stock or the exercise of options and warrants could encourage short sales of common stock by the holders of the preferred stock or others. A significant amount of short selling could place further downward pressure on the market price of the common stock, reducing the market value of the securities held by our shareholders.

         Payment of dividends in additional shares of Series A preferred stock will result in further dilution.

         Under the terms of the Series A preferred stock, our board of directors may elect to pay dividends by issuing additional shares of Series A preferred stock. Dividends accrue from the date of the issuance of the preferred stock, subject to any intervening payments in cash. Each share of Series A preferred stock is convertible into 370 shares of common stock. The issuance of additional shares of Series A preferred stock as dividends could result in a substantial increase in the number of shares issued and outstanding and could result in a decrease of the relative voting control of the holders of the common stock issued and outstanding prior to such payment of dividends and interest.

         We have and will continue to have significant future capital needs and there is no assurance we will be successful in obtaining necessary additional funding.

         We may be required to raise additional capital to fully implement our business plan. Our actual capital requirements will depend on many factors, including but not limited to, the costs and timing of our ongoing development activities, the number and type of clinical or other tests we may be required to conduct in seeking government or agency approval of these products, the success of our development efforts, the cost and timing of establishing or expanding our sales, marketing and manufacturing activities, the extent to which our products gain market acceptance, our ability to establish and maintain collaborative relationships, competing technological and market developments, the progress of our commercialization efforts and the commercialization efforts of our marketing alliances, the costs involved in preparing, filing, prosecuting, maintaining and enforcing and defending patent claims and other intellectual property rights, developments related to regulatory issues, and other factors, including many that are outside our control. To satisfy our capital requirements, we may seek to raise funds through public or private financings, collaborative relationships or other arrangements. Any arrangement that includes the issuance of equity securities or securities convertible into our equity securities may be dilutive to shareholders (including the purchasers of the shares), and debt financing, if available, may involve significant restrictive covenants that limit our ability to raise capital in other transactions. Collaborative arrangements, if necessary to raise additional funds, may require that we relinquish or encumber our rights to certain of our technologies, products or marketing territories. Any inability or failure to raise capital when needed could also have a material adverse effect on our business, financial condition and results of operations. There can be no assurance that any such financing, if required, will be available on terms satisfactory to us, if at all.

         We rely on third parties to manufacture our products. Therefore, we do not have direct control over the quality or other aspects of the manufacturing process, which could result in a loss of customer acceptance of our products and increased expense related to warranty claims or defective product returns.

         We do not directly control the manufacturing facilities where our products are made and we must depend on third parties to make our products according to our standards for quality and reliability. We do not own any manufacturing facilities or equipment and do not employ any manufacturing personnel. We use third parties to manufacture our products on a contract basis. There is no assurance that we will be able to obtain qualified contract manufacturing services on reasonable terms. In addition, the manufacture of our products involves complex and precise processes. Changes in manufacturing processes by our contract manufacturer or our suppliers, or the use of defective components or materials, could significantly reduce our manufacturing yields and product reliability. For example, during the year ended September 30, 2003, we voluntarily recalled approximately 200 GPS devices that contained a defect causing the battery to drain power at an unacceptable rate. The problem was quickly resolved and the units replaced at the expense of our manufacturer. There is no assurance, however, that similar problems will not arise in the future with these other products.

         Penny stock regulations may impose certain restrictions on marketability of the Company's securities.

         The Securities and Exchange Commission (the "Commission") has adopted regulations which generally define a "penny stock" to be any equity security that has a market price (as defined) of less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. As a result, the common stock is subject to rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the Commission relating to the penny stock market. The broker-dealer must also disclose the commission payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the "penny stock" rules may restrict the ability of broker-dealers to sell the Company's securities and may affect the ability of investors to sell the Company's securities in the secondary market and the price at which such purchasers can sell any such securities.

         Investors should be aware that, according to the Commission, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include:

         o Control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;

         o Manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;

         o "Boiler room" practices involving high pressure sales tactics and unrealistic price projections by inexperienced sales persons;

         o Excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and

         o The wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

         The Company's management is aware of the abuses that have occurred historically in the penny stock market.

         The holders of our Series B preferred stock have voting rights that are the same as the voting rights of holders of our common stock, which effectively dilutes the voting power of the holders of the common stock.

         Holders of shares of Series B preferred stock are entitled to one vote per share of Series B preferred stock on all matters upon which holders of the common stock of the Company are entitled to vote. Therefore, without converting the shares of Series B preferred stock, the holders thereof enjoy the same voting rights as if they held an equal number of shares of common stock, as well as the liquidation preference described above. In addition, without the approval of holders of a majority of the outstanding shares of Series B preferred stock voting as a class, we are prohibited from (i) authorizing, creating or issuing any shares of any class or series ranking senior to the Series B preferred stock as to liquidation rights; (ii) amending, altering or repealing our Articles of Incorporation if the powers, preferences or special rights of the Series B preferred stock would be materially adversely affected; or (iii) becoming subject to any restriction on the Series B preferred stock other than restrictions arising solely under the Utah Act or existing under our Articles of Incorporation as in effect on June 1, 2001.

                                    EXHIBIT D

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED BY THE HOLDER NAMED HEREON FOR ITS OWN ACCOUNT FOR INVESTMENT WITH NO INTENTION OF MAKING OR CAUSING TO BE MADE ANY PUBLIC DISTRIBUTION OF ALL OR ANY PORTION THEREOF; AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD OR IN ANY OTHER WAY TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS IN EFFECT AT THAT TIME OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.


                                REMOTE MDX, INC.

                       CONVERTIBLE PROMISSORY BRIDGE NOTE


                                                                   June __, 2005


         $---------------------

         FOR VALUE RECEIVED, the undersigned RemoteMDx, Inc., a Utah corporation (referred to herein as "Borrower"), promises to pay to the order of
_______________    ("Lender"),   the   principal   sum   of   __________________
($___________), together with interest on the outstanding principal balance of this note at the rate of 18% per annum. This note (the "Bridge Note") is issued in connection with the private placement of convertible promissory notes of like kind and tenor as this Bridge Note (together with this Bridge Note, the "Bridge Notes").

         THIS BRIDGE NOTE SHALL  BECOME DUE AND PAYABLE ON THE FIRST TO OCCUR OF
(I) __________ __, 2008(1) OR (II) THE CONSUMMATION OF A PUBLIC OR PRIVATE EQUITY OR DEBT OFFERING OR RESTRUCTURING TRANSACTION (THROUGH A MERGER, SALE, RECAPITALIZATION, EXTRAORDINARY DIVIDEND, STOCK REPURCHASE, SPIN-OFF, JOINT VENTURE OR OTHERWISE) PURSUANT TO WHICH THE BORROWER RECEIVES GROSS PROCEEDS OF AT LEAST $3,000,000 (THE "MATURITY DATE").

         INTEREST ON THE BASIS OF A THREE YEAR TERM OF THIS BRIDGE NOTE SHALL BE PAID SIMULTANEOUSLY WITH THE ISSUANCE OF THIS BRIDGE NOTE BY THE COMPANY BY ISSUING ONE SHARE OF COMMON STOCK FOR EVERY DOLLAR LOANED (INTEREST SHARES) OF RESTRICTED COMMON STOCK OF THE COMPANY.

__________
(1) Insert date that is 36 months after the Closing.

         BORROWER SHALL HAVE THE RIGHT TO PREPAY THIS BRIDGE NOTE IN FULL AT ANY TIME. IN THE EVENT THE BORROWER INTENDS TO PREPAY ANY OR ALL OF THE OUTSTANDING PRINCIPAL OR INTEREST ON THIS BRIDGE NOTE, THE BORROWER MUST PROVIDE WRITTEN NOTICE TO THE LENDER AT LEAST 10 DAYS PRIOR TO THE PROPOSED PREPAYMENT DATE ("PREPAYMENT DATE").


         In the event that the Borrower, subsequent to the date of this Bridge Notes, enters into any financing or financings of any type aggregating $1,000,000, other than a bank line of credit or other similar financing of up to $1,000,000 (a "Bank Line of Credit"), then and in such event the Borrower shall be required to make a partial prepayment (a "Partial Prepayment") of $350,000 of the principal amount of the Bridge Notes and the pro rata share of interest accrued to date on such portion the Bridge Notes. In addition, in the event that the Borrower, subsequent to the date of this Note, enters into any financing or financings of any type aggregating more than $2,000,000, other than a Bank Line of Credit of up to $1,000,000, then and in such event the amount of the Partial Prepayment shall be increased to $700,000 of the principal amount of the Bridge Notes and the pro rata share of interest accrued to date on such portion the Bridge Notes. The Borrower shall be required to notify the Lender in writing of any financing which results in the Company being required to prepay the Bridge Notes, in whole or in part, prior to _________, 2008, and to make such payment within three business days after the Company receives the proceeds of such financing.

         All amounts due hereunder are payable in lawful money of the United States of America to the Lender at the address above indicated.

         This is the Bridge Note referred to in the Subscription Agreement ("Subscription Agreement"), to be executed by the Borrower and Lender as of the date hereof. The terms and conditions of the Subscription Agreement and all other documents and instruments delivered in connection therewith, including, without limitation, the Shares (collectively, the "Loan Documents") are incorporated by reference herein and made a part hereof. The execution and delivery of the Loan Documents shall not be a condition to the effectiveness of this Bridge Note upon execution and delivery hereof by the Borrower. The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Bridge Note. This Bridge Note constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its terms. Notwithstanding anything contained herein or in the Loan Documents, this Bridge Note shall be in default and Lender shall have all rights and remedies available to it under the law, in the event that Borrower shall not pay any amounts hereunder when due. All capitalized terms not otherwise defined herein shall have their respective meanings as set forth in the Subscription Agreement.

         Section 1. At any time from the date hereof through the date that this Bridge Note is paid in full, Lender shall have the right, in its sole discretion, to convert the principal balance of this Bridge Note then outstanding, in whole or in part, into shares of Common Stock, par value $0.001 per share ("Common Stock") of the Borrower at a conversion price (the "Conversion Price") equal to fifty percent (50%) of the average of the closing prices for the Common Stock on the NASD OTC Bulletin Board (or such other principal market or exchange where the Common Stock is listed or traded at the time of conversion) for the twenty (20) days immediately preceding the Conversion Date.

         Lender may convert this Bridge Note at the then applicable Conversion Price by the surrender of this Bridge Note (properly endorsed) at the principal office of the Borrower, or at such other agency or office of the Borrower in the United States of America as the Borrower may designate by notice in writing to the Lender at the address of Lender appearing herein. The Lender shall effect conversions by delivering to the Borrower the form of Notice of Conversion attached hereto as Annex A (a "Notice of Conversion"), specifying therein the principal amount of Bridge Note to be converted and the date on which such conversion is to be effected (a "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Lender shall not be required to physically surrender Bridge Notes to the Borrower unless the entire principal amount of this Bridge Note has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Bridge Note in an amount equal to the applicable conversion. The Lender and the Borrower shall maintain records showing the principal amount converted and the date of such conversions. The Lender and any assignee, by acceptance of this Bridge Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Bridge Note, the unpaid and unconverted principal amount of this Bridge Note may be less than the amount stated on the face hereof. In the event of the conversion of all or a portion of this Bridge Note, a certificate or certificates for the securities so converted, as applicable, registered in the name of the Lender, shall be delivered to the Lender as soon as practicable after the receipt by Borrower of this Bridge Note and Lender's written request for conversion.

         Section 2. If the Borrower, at any time while this Bridge Note is outstanding, (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Borrower, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

         In case of any consolidation or merger of the Borrower with or into another corporation or the conveyance of all or substantially all of the assets of the Borrower to another corporation upon the request of this Bridge Note Holder, this Bridge Note shall thereafter be convertible (to the extent such conversion is permitted hereunder) into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Borrower deliverable upon conversion of this Bridge Note would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of this Bridge Note, to the end that the provisions set forth herein shall be thereafter applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Bridge Note.

         Section 3. (a) In the event that this Bridge Note is not converted or paid in full or converted on or before the Maturity Date, then until the Bridge
Note is converted or paid in full, (i) the then applicable Conversion Price, shall be reduced by 2.5% on the date that is 30 days after the Maturity Date, and an additional 2.5% on each subsequent date that is 30 days after the previous date of reduction, up to a maximum reduction of 15%, and (ii) the Company shall pay an additional monthly 1.5% cash penalty, compounded monthly, up to a maximum of 8%.

         (b) If the Borrower at any time while this Bridge Note is outstanding, shall issue, or be deemed to have issued, Additional Shares of Common Stock (as hereinafter defined) without consideration or for consideration per share of Common Stock less than the then applicable Conversion Price (the "Dilutive Price") (a "Triggering Issuance") in effect immediately prior to such issuance, then forthwith upon the occurrence of any such event (the "Dilutive Event") the Conversion Price shall be reduced so that the Conversion Price in effect immediately following the Dilutive Event will equal the Dilutive Price.

         As used herein:

              "Additional Shares of Common Stock" shall mean all shares of Common Stock issued or deemed to be issued by the Borrower after the date hereof which represent a Triggering Issuance. If the
              Borrower issues any Options or Convertible Securities (as hereinafter defined), the maximum number of shares of Common Stock issuable thereunder, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, if the consideration per share of such Additional Shares of Common Stock (as hereinafter determined) is less than the then-applicable Conversion Price, until such time as such Options or Convertible Securities shall terminate or be exercised or converted into Common Stock, upon which time the number of shares of Common Stock actually thereupon issued shall be deemed to be Additional Shares of Common Stock. The Borrower shall be deemed to have issued the maximum number of shares of Common Stock potentially underlying any Options or Convertible Securities. Notwithstanding the foregoing, no issuance or deemed issuance nor Common Stock or options or warrants to purchase Common Stock issued to (i) officers, directors or employees of or consultants to the Borrower pursuant to any compensation agreement, plan or arrangement or the issuance of Common Stock upon the exercise of any such options or warrants, provided such securities were issued prior to the date hereof or pursuant to a stock option plan that was approved by the board of directors and stockholders of the Borrower; (ii) upon conversion of existing convertible securities outstanding as of the date hereof or this Bridge Note; and (iii) upon exercise of outstanding warrants existing as of the date hereof, shall be deemed the issuance of Additional Shares of Common Stock.

              "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

              "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

         With respect to Options and Convertible Securities, "consideration" per share of Additional Shares of Common Stock shall be determined by adding (x) the aggregate consideration received upon issuance of the Options or Convertible Securities divided by the number of shares receivable upon the exercise or conversion thereof and (y) the minimum possible consideration per share received or to be received per share upon the exercise, conversion or exchange of such Options or Convertible Securities for shares of Common Stock.

         Upon the occurrence of each adjustment or readjustment of the Conversion Price hereunder, the Borrower at its expense promptly shall compute such adjustment or readjustment and furnish to the holder of this Bridge Note a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

         (d) If the Borrower at any time while this Bridge Note is outstanding, shall issue, or be deemed to have issued, Additional Shares of Common Stock at a Dilutive Price, then forthwith upon the occurrence of the Dilutive Event, and thereafter successively upon each such issue, the Conversion Price shall be reduced as follows: (i) the number of shares of Common Stock outstanding immediately prior to such issue shall be multiplied by the Conversion Price in effect at the time of such issue and the product shall be added to the aggregate consideration, if any, received by the Company upon such issue of Additional Shares of Common Stock; and (ii) the sum so obtained shall be divided by the number of shares of Common Stock outstanding immediately after such issue. The resulting quotient shall be the adjusted Conversion Price.

         Section 4. This Bridge Note and any of the rights granted hereunder are freely transferable by the Lender, in its sole discretion, subject to federal and state securities law restrictions, if any.

         Section 5. The Borrower covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Bridge Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Lender, not less than such number of shares of the Common Stock as shall be issuable upon the conversion of the outstanding principal amount of this Bridge Note. The Borrower covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable. No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Borrower, or the validity or enforceability of this Bridge Note other than such as have been met or obtained. The execution, delivery and performance of this Bridge Note and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto or the securities issuable upon conversion of this will not violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of incorporation or by-laws of the Borrower or any mortgage, indenture, contract or other agreement to which the Borrower is a party or by which the Borrower or any property or assets of the Borrower may be bound.

         Section 6. Upon a conversion hereunder the Borrower shall not be required to issue stock certificates representing fractions of shares of the Common Stock, and in lieu of any fractional shares which would otherwise be issuable, the Borrower shall issue the next highest whole number of shares of Common Stock.

         Section 7. If (i) the Borrower shall declare a dividend (or any other distribution) on the Common Stock; (ii) the Borrower shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (iii) the Borrower shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (iv) the approval of any stockholders of the Borrower shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Borrower is a party, any sale or transfer of all or substantially all of the assets of the Borrower, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (v) the Borrower shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Borrower; then, in each case, the Borrower shall cause to be filed at each office or agency maintained for the purpose of conversion of the Bridge Notes, and shall cause to be mailed to the Lender at its last address as shall appear upon the Bridge Note records of the Borrower, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating
(i) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up, provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Lender is entitled to convert this Bridge Note during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice. Notwithstanding anything to the contrary contained herein, the Borrower must obtain the written consent of a majority of the holders of the outstanding principal amount under the Bridge Notes prior to (i) selling or otherwise transferring substantially all of its assets; (ii) performing a consolidation, merger or similar transaction where the Borrower is not the surviving corporation of such consolidation, merger or transaction;
(iii) effecting any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (iv) effecting a voluntary dissolution, liquidation or winding up of the affairs of the Borrower or (v) incurring additional indebtedness in an amount that exceeds $1,000,000, unless, in the cases of the transactions specified in (i) through (iv) above, as a result of such transaction, the Bridge Notes will be repaid in full.

         Section 8. The issuance of certificates for shares of the Common Stock or other securities on conversion of this Bridge Note shall be made without charge to the Lender for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Borrower shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Lender and the Borrower shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Borrower or its designee the amount of such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

         Section 9. Borrower agrees, that in the event any amounts due and payable hereunder are collected by law or through an attorney at law, to pay all costs of collection, including, without limitation, reasonable attorney's fees. Nothing herein shall limit any right granted to Lender by any other instrument or document or by law or equity. The undersigned for itself, and its respective successors and assigns, hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance or endorsement of this Bridge Note.

         Section 10. Each of the following events, if occurring while any of the principal of this Bridge Note remains unpaid, shall constitute an "Event of Default" hereunder:

              (a) The Borrower shall fail to pay the principal of this Bridge Note or any other amounts payable to the Lender hereunder within three
         (3) days when due whether at scheduled maturity, upon acceleration or otherwise.

              (b) Any representation or warranty made or deemed to be made by the Borrower (or any of its officers, directors, employees or agents) under or in connection with this Bridge Note or in any Loan Document shall prove to have been false or incorrect in any material respect when made; provided, however, that such failure shall not result in an Event of Default to the extent it is corrected by the Borrower within a period of five (5) days after the date on which written notice specifying such failure shall have been given to the Borrower.

              (c) The Borrower shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any material breach of any of the Loan Documents; provided, however, that such failure shall not result in an Event of Default to the extent it is corrected by the Borrower within a period of five (5) days after the date on which written notice specifying such failure shall have been given to the Borrower.

              (d) The Borrower or any of its active subsidiaries shall commence, or there shall be commenced against the Borrower or any such active subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any active subsidiary thereof or there is commenced against the Borrower or any active subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Borrower or any active subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any active subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Borrower or any active subsidiary thereof makes a general assignment for the benefit of creditors; or the Borrower shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Borrower or any active subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Borrower or any active subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Borrower or any active subsidiary thereof for the purpose of effecting any of the foregoing.

         Immediately upon the occurrence of an Event of Default, at Lender's option, (i) the Maturity Date shall be deemed to have occurred automatically and
(ii) the entire principal amount of this Bridge Note then outstanding, all other amounts payable by the Borrower hereunder shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower, anything herein to the contrary notwithstanding.

         Section 11. Any and all notices or other communications or deliveries to be provided by the Lender hereunder, including, without limitation, any conversion notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Borrower, 5095 West 2100 South, Salt Lake City, Utah 84120, or such other address or facsimile number as the Borrower may specify for such purposes by notice to the Lender delivered in accordance with this paragraph. Any and all notices or other communications or deliveries to be provided by the Borrower hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Lender at the address of such Lender appearing on the books of the Borrower, or if no such address appears, at the principal place of business of the Lender. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission if delivered by hand or by telecopy that has been confirmed as received by 5:00 P.M. on a business day, (ii) one business day after being sent by nationally recognized overnight courier or received by telecopy after 5:00 P.M. on any day, or (iii) five business days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested.

         Section 12. Upon the occurrence and during the continuation of an Event of Default and the declaration of the Maturity Date, the Lender shall have, in addition to all other rights and remedies under this Agreement, this Bridge Note and related documents, all other rights and remedies provided under each applicable jurisdiction and other applicable laws, which rights shall be cumulative.

         Section 13. This Bridge Note and the provisions hereof are to be construed according to and are governed by the laws of the State of New York, without regard to principles of conflicts of laws thereof.

         IN WITNESS WHEREOF, the Borrower has caused this Bridge Note to be duly executed by a duly authorized officer as of the date first above indicated.

                                    REMOTEMDX, INC.


                                    By:  ___________________________
                                    Name:
                                    Title:

                                     ANNEX A

                              NOTICE OF CONVERSION
                          To Be Executed by the Holder
                            in Order to Convert Note

         The undersigned Lender hereby elects to convert $__________ currently outstanding and owed under the Convertible Bridge Note issued to ______________ at a Conversion Price of $_______ (the "Bridge Note") and to purchase ___________ shares of Common Stock of RemoteMDx, Inc. issuable upon conversion of such Bridge Note, and requests that certificates for such securities shall be issued in the name of:



         ------------------------------------------------

         (please print or type name and address)
         ------------------------------------------------
         (please insert social security or other identifying number)

         and be delivered as follows:



         ------------------------------------------------

         please print or type name and address)

         ------------------------------------------------

         (please insert social security or other identifying number)


         LENDER

         By:
             -------------------------------------------------
         Name:
         Title:

         Conversion Date:
                          ---------------------------